UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 7, 2014

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

Crosstex Energy, L.P.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.             Completion of Acquisition or Disposition of Assets.

Contribution Agreement Closing

On March 7, 2014, EnLink Midstream Partners, LP (formerly known as Crosstex Energy, L.P.) (the “Partnership”) consummated the transactions contemplated by the Contribution Agreement, dated as of October 21, 2013 (the “Contribution Agreement”), among the Partnership, EnLink Midstream Operating, LP (formerly known as Crosstex Energy Services, L.P.), a wholly-owned subsidiary of the Partnership (“EnLink Midstream Operating”), Devon Energy Corporation (“Devon”), Devon Gas Corporation, Devon Gas Services, L.P. (“Gas Services”) and Southwestern Gas Pipeline, Inc. (“Southwestern Gas” and, together with Gas Services, the “Contributors”) pursuant to which the Contributors contributed (the “Contribution”) to EnLink Midstream Operating a 50% limited partner interest in EnLink Midstream Holdings, LP (“Midstream Holdings”) and all of the outstanding equity interests in EnLink Midstream Holdings GP, LLC, the general partner of Midstream Holdings (“Midstream Holdings GP” and, together with Midstream Holdings and their subsidiaries, the “Midstream Group Entities”), in exchange for the issuance by the Partnership of 120,542,441 units representing a new class of limited partnership interests in the Partnership (the “Class B Units”).  The Midstream Group Entities own midstream assets previously held by Devon in the Barnett Shale in North Texas, the Cana and Arkoma Woodford Shales in Oklahoma and a contractual right to the benefits and burdens associated with Devon’s interest in Gulf Coast Fractionators in Mt. Belvieu, Texas.

The Class B Units represent approximately 52% of the outstanding limited partner interests in the Partnership, with approximately 40% of the outstanding limited partner interests held by the Partnership’s public unitholders and approximately 7% of the outstanding limited partner interests, the approximate 1% general partner interest and the incentive distribution rights held indirectly by EnLink Midstream, LLC (“EnLink Midstream”).  The Class B Units are substantially similar in all respects to the Partnership’s common units representing limited partnership interests in the Partnership (“Common Units”), except that they will only be entitled to a pro rata distribution for the fiscal quarter ended March 31, 2014.  The Class B Units will automatically convert into Common Units on a one-for-one basis on the first business day following the record date with respect to the distribution for the quarter ended March 31, 2014.  The private placement of the Class B Units pursuant to the Contribution Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

A copy of the Contribution Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on October 22, 2013 and is incorporated herein by reference.

Merger Agreement Closing

Also on March 7, 2014, Crosstex Energy, Inc. (the “Corporation”) and Devon consummated the transactions contemplated by the Merger Agreement, dated as of October 21, 2013 (the “Merger Agreement”), among the Corporation, Devon, EnLink Midstream, Acacia

Natural Gas Corp I, Inc., formerly a wholly-owned subsidiary of Devon (“New Acacia”), and certain other wholly-owned subsidiaries of Devon pursuant to which the Corporation and New Acacia each became wholly-owned subsidiaries of EnLink Midstream (collectively, the “Mergers” and together with the Contribution, the “business combination”).  As a result of the merger with New Acacia, EnLink Midstream indirectly owns the remaining 50% limited partner interest in Midstream Holdings.

Upon the closing of the Mergers, EnLink Midstream issued 115,495,669 Class B common units of EnLink Midstream (the “EnLink Midstream Class B Units”) to a wholly-owned subsidiary of Devon, which units represent approximately 70% of the outstanding limited liability company interests in EnLink Midstream, with the remaining 30% held by the former stockholders of the Corporation.  Upon the closing of the Mergers, each issued and outstanding share of the Corporation’s common stock was converted into the right to receive (i) one common unit representing a limited liability company interest in EnLink Midstream (each, an “EnLink Midstream Common Unit”) and (ii) an amount in cash equal to approximately $2.06, which is an amount equal to the quotient of (x) $100,000,000 divided by (y) the number of shares of Crosstex common stock issued and outstanding immediately prior to the effective time of the Mergers.

The EnLink Midstream Class B Common Units are substantially similar in all respects to the EnLink Midstream Common Units, except that they will only be entitled to a pro rata distribution for the fiscal quarter ended March 31, 2014.  The EnLink Midstream Class B Units will automatically convert into EnLink Midstream Common Units on a one-for-one basis on the first business day following the record date for distribution payments with respect to the distribution for the quarter ended March 31, 2014.  The private placement of the EnLink Midstream Class B Units pursuant to the Merger Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Corporation with the Securities and Exchange Commission on October 22, 2013 and is incorporated herein by reference.

Item 3.02.             Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report under the heading “Contribution Agreement Closing” regarding the issuance and sale of Class B Units to the Contributors is incorporated herein by reference.

Item 8.01.             Other Events.

In connection with the closing of the business combination, the Partnership is providing business information and information about the risks relating to the Partnership’s business, certain historical financial statements of EnLink Midstream Holdings, LP Predecessor, selected financial data and management’s discussion and analysis of financial condition and results of operations with respect to the historical financial statements and, finally, pro forma financial statements of the Partnership giving effect to the Contribution Closing, which are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The audited consolidated financial statements of EnLink Midstream Holdings, LP Predecessor for the years ended December 31, 2011, 2012 and 2013, together with the report of KPMG LLP with respect thereto, are included as Exhibit 99.4 to this Current Report and are incorporated herein by reference.  Under the acquisition method of accounting, Midstream Holdings is considered the historical predecessor of the Partnership’s business because Devon obtained control of the Partnership through its control of EnLink Midstream and EnLink Midstream’s indirect acquisition of EnLink Midstream GP, LLC (formerly known as Crosstex Energy GP, LLC) concurrently with the consummation of the business combination.

(b)           Pro Forma Financial Information

The unaudited pro forma financial statements of the Partnership required by this item are included as Exhibit 99.5 to this Current Report and are incorporated herein by reference.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP.
99.1	—	Business Information Regarding EnLink Midstream Partners, LP.
99.2	—	Risk Factors Related to EnLink Midstream Partners, LP.
99.3	—	Selected Financial Data of EnLink Midstream Holdings, LP Predecessor and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership.
99.4	—	EnLink Midstream Holdings, LP Predecessor Audited Financial Statements for the Years Ended December 31, 2011, 2012 and 2013.
99.5	—	Unaudited Pro Forma Financial Statements of EnLink Midstream Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC, its General Partner

Date: March 10, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of KPMG LLP.
99.1	—	Business Information Regarding EnLink Midstream Partners, LP.
99.2	—	Risk Factors Related to EnLink Midstream Partners, LP.
99.3	—	Selected Financial Data of EnLink Midstream Holdings, LP Predecessor and Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership.
99.4	—	EnLink Midstream Holdings, LP Predecessor Audited Financial Statements for the Years Ended December 31, 2011, 2012 and 2013.
99.5	—	Unaudited Pro Forma Financial Statements of EnLink Midstream Partners, LP.